EXHIBIT 10.127 : Certain confidential information in this Exhibit 10.127 was omitted and filed separately with the Securities and Exchange Commission ("SEC") with a request for confidential treatment by Inter Parfums, Inc.

AVENANT No 1
AU CONTRAT DE LICENCE EXCLUSIVE
DU 20 JUIN 1997

ENTRE

S.T.DUPONT S.A., société anonyme suisse, inscrite au Registre du Commerce de Fribourg, dont le siège social est à – Rue de Lausanne 91 - 1700 Fribourg - Suisse - représentée par M. Eric Sampré, Président,

(ci-après dénommée « STD »),

D'UNE PART,

ET

INTER PARFUMS, société anonyme française, inscrite au Registre du Commerce de Paris sous le numéro B 350 219 382, dont le siège social est à - 4, Rond Point des Champs Elysées - 75008 Paris - France - représentée par M. Philippe Bénacin, Président,

(ci-après dénommée « INTER PARFUMS »),

D'AUTRE PART

Conformément aux dispositions de l'article 4.2 du contrat de licence exclusive de marque signé entre les parties le 20 juin 1997, INTER PARFUMS et STD ont engagé, à 36 mois de la date d'expiration de ce Contrat, le 30 juin 2008, des pourparlers en vue de la reconduction de celui-ci.
A la suite d'un litige apparu sur l'exécution du Contrat, INTER PARFUMS et STD sont convenus par un protocole transactionnel et par le présent avenant, signés le même jour et considérés comme formant un tout indivisible, de renouveler par anticipation le Contrat et d'en modifier certains termes et conditions, ainsi que suit :

1 – Durée du contrat

L'article 4 du contrat du 20 juin 1997 est supprimé avec effet à compter du 1er janvier 2006, et remplacé comme suit :

> *« 4- DUREE DU CONTRAT*
> *Le présent Contrat a été renouvelé avec effet à compter du 1er janvier 2006 pour une durée de 5,5 ans (cinq ans et demi). Il expirera à la date du 30 juin 2011. »*

2 – Définitions

2.1
Le dernier paragraphe de l'article 1 du contrat du 20 juin 1997 est supprimé et remplacé comme suit :

> *« Le terme « ANNEE CONTRACTUELLE » désigne la période comprise entre le 1er janvier et le 31 décembre de la même année calendaire ».*

2.2
Il est ajouté un tout dernier paragraphe à l'article 1 du Contrat :

> *« A compter du 1er janvier 2006, le terme « CONTRAT » recouvre le contrat de licence exclusive du 20 juin 1997 tel que modifié par l'Avenant n°1 en date du 20 mars 2006 ».*

3 – Redevances

3.1
A la signature des présentes, INTER PARFUMS versera à STD un droit d'entrée complémentaire d'un montant de **[____________________]**[1] dans le prolongement et dans les mêmes conditions de l'article 6.1 du Contrat du 20 juin 1997 relatives à la somme forfaitaire de [____________________][[2] ____________________] [3]versée en 1997 par INTER PARFUMS à la signature du contrat.

3.2
L'article 6.2 du Contrat est supprimé et remplacé comme suit :

> *« 6.2 En contrepartie des droits qui lui sont accordés en vertu du présent Contrat, INTER PARFUMS versera à STD, à compter du 1er janvier 2006, des droits de licence de [____________________][4] sur le chiffre d'affaires annuel réalisé par INTER PARFUMS sur la vente des Produits.*
>
> *L'assiette retenue sera le total de la facturation nette de INTER PARFUMS (siège et filiales) à ses clients, y compris toute facturation faisant suite à des commandes effectuées par STD, mais à l'exclusion des produits de PLV et des cadeaux promotionnels (lesdits produits et cadeaux ne devant en aucun cas représenter plus de [____________________][5] du total des ventes), hors taxes sur le chiffre d'affaires ou sur les bénéfices et hors frais de transport, et après déduction justifiée des produits retournés invendus. Les versements seront effectués en* euros, après déduction de toute retenue à la source. »

3.3
L'article 6.3 du Contrat est supprimé et remplacé comme suit :

---

[1] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:1.
[2] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:2.
[3] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:3.
[4] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:4
[5] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:5.

« 6.3 A compter du 1er janvier 2006, INTER PARFUMS s'engage à verser à STD les redevances minima suivantes, qui sont payables par quart chaque trimestre par versement au plus tard les 30 avril (1er trimestre de l'Année contractuelle), 31 juillet (2ème trimestre de l'Année contractuelle), 30 octobre (3ème trimestre de l'Année contractuelle) et le 31 janvier (4ème trimestre de l'Année contractuelle) :

PERIODE	***REDEVANCE MINIMUM ANNUELLE (EN EURO)***
du 1er janvier 2006 au 31 décembre 2006	*[*
du 1er janvier 2007 au 31 décembre 2007	
du 1er janvier 2008 au 31 décembre 2008	________________
du 1er janvier 2009 au 31 décembre 2009	
du 1er janvier 2010 au 31 décembre 2010	
du 1er janvier 2011 au 30 juin 2011	*][6]*

Les parties confirment à toutes fins que les redevances payables les 30 octobre 2005 et 31 janvier 2006 ont encore été calculées en fonction de l'ancienne version de l'article 6.3 du Contrat. »

3.4
L'article 6.6 du Contat est supprimé et ainsi remplacé :

« 6.6 INTER PARFUMS s'engage à fournir des comptes annuels relatifs aux redevances et toute information nécessaire à la détermination de l'assiette de calcul des redevances dues pour l'Année contractuelle écoulée certifiés par son commissaire aux comptes.
Lesdits comptes devront être envoyés à STD avant le [________________][7] de chaque année suivant l'Année contractuelle considérée.

S'agissant de la dernière Année contractuelle (1er janvier au 30 juin 2011), INTER PARFUMS s'engage à fournir lesdits comptes sur un semestre avant le [________________][8] ».

3 – Plan commercial

L'article 7 du Contrat est supprimé et ainsi remplacé :

« Au plus tard le [________________][9] de chaque année, INTER PARFUMS fera parvenir à STD pour approbation un Plan Commercial relatif à l'Année contractuelle suivante.

Ledit Plan comportera notamment :

---

[6] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:6

[7] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:7.

[8] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:8.

[9] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:9.

- *les propositions de INTER PARFUMS en matière de gamme de produits, de prix, de discount, de politique de distribution et de politique de communication,*

- *le cas échéant, les souhaits de INTER PARFUMS relativement aux marques de nouvelles lignes de Produits (conformément à l'article 12.2 ci-dessous),*

- *une prévision corrigée du chiffre d'affaire de l'Année contractuelle suivante,*

- *le budget publicitaire de l'Année contractuelle suivante.*

S'agissant des Années contractuelles 2010 et 2011 (1er semestre), INTER PARFUMS fera parvenir à STD un Plan Commercial sur 18 (dix-huit) mois couvrant la période du 1er janvier 2010 au 30 juin 2011. »

4 - Publicité, matériel publicitaire

4.1

L'article 10.2 du Contrat est supprimé et ainsi remplacé :

« INTER PARFUMS s'engage à consacrer à la publicité des Produits au moins [__________________][10] de son chiffre d'affaires de l'Année contractuelle en cours correspondant aux ventes de Produits (tel que défini à l'article 6.2 ci-dessus). Les parties laissent à la discrétion de INTER PARFUMS le choix de supporter seule ces dépenses publicitaires ou de les faire supporter en partie par ses distributeurs, sans que cette participation des distributeurs ne puisse excéder [__________________)][11] du budget global. Le budget publicitaire couvrira les dépenses de publicité sur les lieux de vente (vitrines, visuels, ...), les dépenses de publicité dans les médias (magazines, journaux, etc.), les frais relatifs aux échantillons et testeurs, et les frais de relations publiques.

S'agissant de l'Année contractuelle 2011 (1er semestre), INTER PARFUMS et STD conviennent de ce que le budget publicitaire équivaudra à [__________________)[12]] du chiffre d'affaires correspondant aux ventes de Produits (tel que défini à l'article 6.2 ci-dessus) réalisé pendant l'Année contractuelle 2010. »

4.2
Les articles 10. 3 et 10.4 du contrat sont supprimés à compter du renouvellement du Contrat le 1er janvier 2006.

[10] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:10.
[11] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:11.
[12] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:12.

4.3
L'article 10.7 du Contrat est supprimé et ainsi remplacé :

« INTER PARFUMS s'engage à communiquer annuellement, avant le [__________________][13] de chaque année, à STD un rapport complet sur les investissements publicitaires réalisés au cours de l'Année contractuelle précédente, pays par pays, puis par région, et enfin dans le monde, en distinguant d'une part entre les différentes dépenses de publicité sur les lieux de vente (vitrines, visuels, ...), les différentes dépenses de publicité dans les médias (magazines, journaux, etc.), les différents frais relatifs aux échantillons et testeurs, ainsi que les différents frais de relations publiques, et d'autre part en distinguant suivant que ces dépenses, suivant la ventilation exposée ci-dessus, ont été engagées par INTER PARFUMS ou par ses distributeurs (qui devront être désignés).

INTER PARFUMS conservera à la disposition de STD dans les locaux de INTER PARFUMS toutes les coupures de presse et justificatifs correspondants aux dépenses ainsi engagées.

S'agissant de la dernière Année contractuelle (1er janvier au 30 juin 2011), INTER PARFUMS s'engage à fournir ledit rapport sur un semestre avant le [__________________][14].

Dans le cas où un sous-investissement devait être constaté, STD est en droit de réclamer à INTER PARFUMS : soit le paiement comptant du montant sous-investi, augmenté de [__________________)][15], entre ses mains, soit l'engagement irrévocable par INTER PARFUMS, par voie de courrier recommandé avec avis de réception, à investir pour l'Année contractuelle suivante, en plus des investissements contractuellement convenus, un montant équivalent au sous-investissement constaté augmenté de [__________________][16].

STD se réserve le droit de faire réaliser un audit chez INTER PARFUMS afin de s'assurer que les budgets de publicité et de promotion sont respectés. Les frais de cet audit seront à la charge de INTER PARFUMS s'il peut être démontré que lesdits investissements publicitaires réalisés sont inférieurs d'au moins [__________________)][17] aux investissements réellement dus sur le chiffre d'affaires correspondant à la vente des Produits en application de l'article 10.2 ci-dessus ».

5 - Résiliation

L'article 13 est supprimé et remplacé de la façon suivante :

« 13- RESILIATION

[13] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:13

[14] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:14.

[15] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:15.

[16] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:16.

[17] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:17.

13.1 Chacune des deux parties pourra, unilatéralement et de plein droit, résilier sans préavis le Contrat dans les cas suivants :

a) si une des obligations contractuelles prévue au présent Contrat n'a pas été remplie par l'une des parties, à l'échéance d'un délai de [____________________][18] après l'envoi d'une lettre de rappel par l'autre partie ;

b) sans qu'il y ait besoin d'envoyer une lettre de rappel, si l'une des obligations majeures de ce Contrat, par exemple un usage non-autorisé des Marques, ou un Produit lancé sans l'accord de STD, n'est pas respectée pour une seconde fois par la même partie ;

c) si le chiffre d'affaires annuel des ventes de Produits par INTER PARFUMS résultant des comptes annuels visés à l'Article 6.6 ci-dessus est inférieur à [____________________][19], les parties devant toutefois mettre en œuvre ces dispositions (art. 13.1 c) dans un délai d'un an à compter de ces comptes annuels.

13.2 STD pourra en particulier, unilatéralement et de plein droit, résilier sans préavis le Contrat, si INTER PARFUMS n'a pas remédié dans un délai [____________________[20]], après l'envoi par STD d'une lettre de rappel, aux manquements suivants :

a) sans préjudice de l'application des dispositions de l'article 6.8, INTER PARFUMS n'a pas versé, en tout ou en partie, une redevance contractuellement échue ;

b) INTER PARFUMS manque au paiement trimestriel du reliquat, s'il y a lieu, de redevances contractuelles excédant les minima convenus tels que définis à l'article 6.4 du Contrat ;

c) INTER PARFUMS manque à son obligation d'investissement publicitaire telle que prévue à l'article 10.2 du présent Contrat et n'effectue pas, dans le délai de [____________________][21] suivant la lettre de rappel précitée, le paiement comptant du montant sous-investi, augmenté de [____________________][22], entre les mains de STD, ou, selon le choix opéré par STD en fonction de l'art. 10.7 para. 4, ne s'engage pas irrévocablement, par voie de courrier recommandé avec avis de réception, à investir pour l'Année contractuelle suivante, en plus des investissements contractuellement convenus, un montant équivalent au sous-investissement constaté augmenté de [____________________][23];

d) INTER PARFUMS manque pour une seconde fois à son obligation d'investissement publicitaire telle que prévue à l'article 10.2 du présent Contrat ou n'exécute pas ses engagements souscrits conformément à l'article 13.2 c) ci-dessus ;

---

[18] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:18.
[19] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:19.
[20] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:20.
[21] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:21.
[22] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:22
[23] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:23.

e) INTER PARFUMS manque à ses obligations d'information contractuelle prévues en particulier aux articles 6, 7 et 10 du présent Contrat.

13.3 L'avis de résiliation et les lettres de rappel devront être transmis par courrier recommandé avec avis de réception.

13.4 La résiliation du Contrat à la suite de la survenance de l'un des événements énumérés ci-dessus ne libère en aucun cas les parties des obligations prévues au présent Contrat postérieurement à son extinction.

La résiliation du présent Contrat par l'une quelconque des parties, pour l'une quelconque des raisons énumérées ci-dessus, ne conférera au cocontractant de ladite partie résiliante aucun droit à indemnisation.

En revanche, si INTER PARFUMS manque à ses obligations contractuelles dans les conditions énumérées à l'article 13.2 ci-dessus ayant entraîné la résiliation du Contrat, INTER PARFUMS devra régler à STD, à titre de pénalité [__________________][24], à l'exclusion de toute autre pénalité.

13.5 A la date d'expiration ou de résiliation du présent Contrat, INTER PARFUMS arrêtera immédiatement toute exploitation des Marques, et fera disparaître toute mention desdites Marques dans ses documents commerciaux, factures, documents à en-tête, publicités, etc. INTER PARFUMS cessera également de faire référence à STD, aux Marques, et à sa collaboration passée avec STD et/ou S.T. Dupont Paris en qualité de partenaire commercial ou de licencié, et sera seule responsable à l'égard de ses sous-licenciés.

13.6 INTER PARFUMS sera en droit de commercialiser, pendant un délai de [__________________][25] après l'expiration ou la résiliation du présent Contrat, les Produits qui étaient déjà fabriqués, en cours de fabrication ou en cours de distribution à la date d'extinction du présent Contrat.
INTER PARFUMS devra envoyer à STD, dans un délai de [__________________][26] jours à compter de la date d'extinction ou de résiliation du Contrat, un état des stocks de Produits restant à écouler, étant précisé que lesdits stocks ne pourront représenter un volume supérieur à celui des ventes de Produits sur une période de [__________________][27]. Ledit volume sera calculé sur la base de la production moyenne enregistrée au cours des [__________________][28] ayant précédé l'extinction du Contrat.
La vente de ces Produits qui étaient déjà fabriqués, en cours de fabrication ou en cours de distribution à la date d'extinction ou de résiliation du présent Contrat devra être effectuée conformément aux conditions contractuelles de vente et par l'intermédiaire des réseaux commerciaux précédemment utilisés ou de réseaux similaires garantissant le prestige des Marques.
A l'expiration du délai de six mois précité, STD pourra, à son entière discrétion, décider d'acheter ou non les Produits invendus à INTER PARFUMS au prix coûtant. Dans le cas contraire, INTER PARFUMS devra détruire lesdits Produits invendus à ses propres frais, en présence d'un représentant de STD ou en présence d'un Huissier de justice mandaté à cet effet aux frais d'INTER PARFUMS.
INTER PARFUMS établira, au plus tard [__________________][29] après l'expiration ou de résiliation du Contrat, un relevé des ventes ainsi effectuées au

[24] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:24.

[25] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:25.

[26] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:26.

[27] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:27.

[28] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:28.

[29] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:29.

cours de la période de [_________________][30] *suivant date d'extinction du Contrat, et versera concomitamment à STD les redevances contractuelles correspondantes. »*

6 – Il est inséré un article 16.9 au Contrat avec le texte suivant :

> *« L'Avenant n°1 en date du 20 mars 2006 et le Contrat de licence exclusive du 20 juin 1997 contiennent la totalité de l'accord intervenu entre les parties quant à son objet et annule et remplace tous avenants, accords écrits ou oraux antérieurs portant sur l'objet des présentes. »*

7 - Toutes les autres dispositions du Contrat du 20 juin 1997 demeurent inchangées.

Fait à Paris/Fribourg,

en deux exemplaires originaux,

le 20 mars 2006

S.T.DUPONT S.A.,	INTER PARFUMS,
/s/ Eric Sampré	/s/ Philippe Bénacin
Monsieur Eric Sampré Président	Philippe Bénacin Président

18109 v1

[30] Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.127:30.